UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                        Date of Report: December 15, 2004
                        --------------------------------
                        (Date of earliest event reported)


                          Northwest Horizon Corporation
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


         NEVADA            333-111486             98-0407549
         -------            ---------             ----------
        State of           Commission            IRS Employer
     incorporation         File Number       Identification Number



     1453 Johnston Road #71510, White Rock, British Columbia, Canada V4B 3Z0
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                    (Address of principal executive offices)

                               Tel: (604) 528-0996
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                           (Issuer's telephone number)

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of principal Officers.

On December 15, 2004, Mr. Rick Cox has resigned as President and CEO of Northwest Horizon Corporation and has also resigned as a member of the Board of Directors of Northwest Horizon Corporation.

Further to the resignation of Mr. Cox, Francis Mailhot remains the sole director and has been nominated as President and CEO of the company.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

None.

SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undesigned hereunto duly authorized.

                          NORTHWEST HORIZON CORPORATION


DATE: December 17, 2004       /s/ Francis Mailhot
                              ------------------------
                              Francis Mailhot
                              President, CEO and Chairman
                              Northwest Horizon Corporation